UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2012

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169533 (1933 Act)	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust IV, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on December 11, 2012 to provide the financial information required by Item 9.01 relating to our acquisition of a multi-tenant retail property located in Brooklyn, New York, as described in such Current Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired
Page
Overview	3

Report of Independent Registered Public Accounting Firm	4

Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011	5

Notes to the Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011	6

(b) Pro Forma Financial Information

Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2012	8

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2012	9

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2011	10

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	11

(c) Shell Company Transactions
None

(d) Exhibits
None

Overview

On December 5, 2012, we acquired an approximately 274,000 square foot multi-tenant retail property located in Brooklyn, New York (“MT Brooklyn NY” or the “Property”). The Property was constructed in 2011 and is 96% leased.
The purchase price of the Property was $124.0 million, exclusive of closing costs. The acquisition was funded with a combination of proceeds from the Company’s initial public offering and a mortgage loan secured by the Property.
In evaluating the Property as a potential acquisition, including the determination of an appropriate purchase price, we considered a variety of factors, including the condition and financial performance of the Property; the terms of the existing lease and the creditworthiness of the tenant; Property location, visibility and access; age of the Property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions.
After reasonable inquiry, other than the factors discussed above, we are not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Cole Credit Property Trust IV, Inc.
Phoenix, Arizona

We have audited the accompanying Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) of MT Brooklyn NY (the “Property”) for the year ended December 31, 2011.  The Historical Summary is the responsibility of Cole Credit Property Trust IV, Inc.’s management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K/A of Cole Credit Property Trust IV, Inc.) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses of the Property discussed in Note 1 to the Historical Summary for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Phoenix, Arizona
February 19, 2013

MT BROOKLYN NY
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2012 (Unaudited) and
the Year Ended December 31, 2011

	Nine Months Ended September 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues:
Rental revenue	$6,669,986	$7,863,804
Reimbursement revenue	940,424	681,363
Total revenues	7,610,410	8,545,167

Certain operating expenses:
Utilities, repairs and maintenance expenses	466,179	652,116
Real estate taxes and insurance expenses	418,769	440,192
Total certain operating expenses	884,948	1,092,308
Revenues in excess of certain operating expenses	$6,725,462	$7,452,859

See accompanying notes to statements of revenues and certain operating expenses.

MT BROOKLYN NY
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2012 (Unaudited) and
the Year Ended December 31, 2011

NOTE 1 – BASIS OF PRESENTATION
On December 5, 2012, Cole Credit Property Trust IV, Inc. (the “Company”) acquired an approximately 274,000 square foot retail property located in Brooklyn, New York (“MT Brooklyn NY” or the “Property”). The Property was constructed in 2011 and is 96% leased.
The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”) for inclusion in a Current Report on Form 8-K/A of the Company, and with the provisions of Rule 3-14 of Regulation S-X, which require certain information with respect to acquired real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property subsequent to its acquisition by the Company. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the financial statements are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist primarily of management fees, landlord expenses and depreciation and amortization.
The Historical Summary for the nine months ended September 30, 2012 is unaudited. In the opinion of management, the unaudited interim period includes all adjustments, which are of normal and recurring nature, necessary for a fair and consistent presentation of the Property’s results of operations. The results of operations for the unaudited interim period presented are not necessarily indicative of full year results of operations.
In the preparation of the accompanying Historical Summary, subsequent events were evaluated through February 19, 2013, the date the Historical Summary was issued.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Tenant leases in-place for the Property are accounted for as operating leases and minimum rental income is recognized on a straight-line basis over the remaining term of the respective leases for the nine months ended September 30, 2012 and the year ended December 31, 2011. Expected reimbursements for recoverable real estate taxes and operating expenses are included in reimbursement revenue in the period when such costs are incurred.
Repairs and Maintenance
Expenditures for repairs and maintenance are expensed as incurred.
Use of Estimates
The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.
NOTE 3 – LEASES
Tenant leases have initial terms ranging between eight and 20 years (expiring between 2019 and 2031) and provide for annual fixed increases in base rent. Revenues are recognized on a straight-line basis over the terms of the respective leases. The aggregate annual minimum future rental payments on the non-cancelable operating leases are as follows:

MT BROOKLYN NY
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES - (continued)
For the Nine Months Ended September 30, 2012 (Unaudited) and
the Year Ended December 31, 2011

Year Ending December 31,	Amount
2012	$9,194,005
2013	9,194,005
2014	9,194,005
2015	9,194,005
2016	9,194,005
Thereafter	113,390,267
Total	$159,360,292

The minimum future rental payments represent the base rent required to be paid under the terms of the respective leases exclusive of future minimum lease payments for renewal options.
NOTE 4 – TENANT CONCENTRATION

During the nine months ended September 30, 2012 and the year ended December 31, 2011, the Property’s highest tenant concentrations based on gross annualized rental revenue were as follows:

	Percentage of Total Gross Annualized Rental Revenues
	For the Nine Months Ended	For the Year Ended
Tenant	September 30, 2012	December 31, 2011
BJ’s Wholesale Club, Inc.	64%	66%
The City of New York	13%	13%
	77%	79%

If any of the tenants above were to default on their leases, the future revenue of the Property would be materially and adversely impacted.
NOTE 5 – COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business. The Company is not aware of any pending legal proceedings of which the outcome is reasonably possible to have a material effect on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability, or other claim. The Company is not aware of any other environmental matters which it believes is reasonably possible to have a material effect on the Property’s results of operations.

COLE CREDIT PROPERTY TRUST IV, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
As of September 30, 2012

The following Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is presented as if the Company had acquired the Property on September 30, 2012.
This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2012, as contained in its Quarterly Report on Form 10-Q filed with the SEC on November 13, 2012. The Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is not necessarily indicative of what the Company’s actual financial position would have been had it completed the above acquisition on September 30, 2012, nor does it purport to represent its future financial position. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	September 30, 2012 As Reported	Acquisition Pro Forma Adjustments		Pro Forma as of September 30, 2012
	(a)
Investment in real estate assets:
Land	$33,775,775	$38,049,589	(b)	$71,825,364
Buildings and improvements, net	106,253,772	71,415,526	(b)	177,669,298
Acquired intangible lease assets, net	19,075,473	15,855,054	(b)	34,930,527
Total investment in real estate assets, net	159,105,020	125,320,169		284,425,189
Cash and cash equivalents	12,022,794	(10,481,406)	(c)	1,541,388
Restricted cash	1,247,370	—		1,247,370
Rents and tenant receivables	250,758	—		250,758
Prepaid expenses and other assets	457,788	—		457,788
Deferred financing costs, net	2,651,753	491,846	(d)	3,143,599
Total assets	$175,735,483	$115,330,609		$291,066,092

Credit facility and note payable	$39,000,000	$75,000,000	(e)	$114,000,000
Accounts payable and accrued expenses	751,009	—		751,009
Escrowed investor proceeds	1,247,370	—		1,247,370
Due to affiliates	99,299	—		99,299
Acquired below market lease intangibles, net	2,965,355	1,320,169	(b)	4,285,524
Distributions payable	691,081	—		691,081
Bond obligations, deferred rental income and other liabilities	765,553	—		765,553
Total liabilities	$45,519,667	$76,320,169		$121,839,836
Commitments and contingencies
Redeemable common stock	538,823	—		538,823
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par value; 490,000,000 shares authorized, 15,375,050 shares issued and outstanding	153,751	47,395	(f)	201,146
Capital in excess of par value	136,190,623	43,082,464	(f)	179,273,087
Accumulated distributions in excess of earnings	(6,667,381)	(4,119,419)	(g)	(10,786,800)
Total stockholders’ equity	129,676,993	39,010,440		168,687,433
Total liabilities and stockholders’ equity	$175,735,483	$115,330,609		$291,066,092

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE CREDIT PROPERTY TRUST IV, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Nine Months Ended September 30, 2012

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property on January 1, 2011.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2012, as presented in its Quarterly Report on Form 10-Q filed with the SEC on November 13, 2012. The Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on January 1, 2011, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Nine Months Ended September 30, 2012 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Nine Months Ended September 30, 2012
	(a)
Revenues:
Rental and other property income	$2,345,143	$6,931,618	(b)	$9,276,761
Tenant reimbursement income	149,677	940,424	(c)	1,090,101
Total revenue	2,494,820	7,872,042		10,366,862

Expenses:
General and administrative expenses	811,982	—		811,982
Property operating expenses	156,555	884,948	(d)	1,041,503
Advisory fees and expenses	297,260	697,500	(e)	994,760
Acquisition related expenses	4,559,418	—		4,559,418
Depreciation	604,459	1,355,684	(f)	1,960,143
Amortization	333,767	693,910	(f)	1,027,677
Total operating expenses	6,763,441	3,632,042		10,395,483
Operating (loss) income	(4,268,621)	4,240,000		(28,621)

Other income (expense):
Interest and other income	487	—		487
Interest expense	(617,635)	(2,112,513)	(g)	(2,730,148)
Total other expense	(617,148)	(2,112,513)		(2,729,661)
Net (loss) income	$(4,885,769)	$2,127,487		$(2,758,282)
Weighted average number of common shares outstanding:
Basic and diluted	3,789,868	4,739,545	(h)	8,529,413
Net loss per common share:
Basic and diluted	$(1.29)			$(0.32)

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE CREDIT PROPERTY TRUST IV, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2011

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property on January 1, 2011.

This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2012, as presented in its Quarterly Report on Form 10-Q with the SEC on November 13, 2012. The Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on January 1, 2011, nor does it purport to represent its future operations. On April 13, 2012, the Company issued approximately 308,000 shares of common stock in its initial public offering and commenced principal operations. Prior to such date, the Company was considered a development stage company. This Pro Forma Condensed Consolidated Unaudited Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Year Ended December 31, 2011 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2011
	(a)	(b)
Revenues:
Rental and other property income	$—	$9,242,158	(c)	$9,242,158
Tenant reimbursement income	—	1,253,899	(d)	1,253,899
Total revenue	—	10,496,057		10,496,057

Expenses:
General and administrative expenses	—	726,005	(e)	726,005
Property operating expenses	—	1,092,308	(f)	1,092,308
Advisory fees and expenses	—	930,000	(g)	930,000
Depreciation	—	1,807,578	(h)	1,807,578
Amortization	—	925,214	(h)	925,214
Total operating expenses	—	5,481,105		5,481,105
Operating income	—	5,014,952		5,014,952

Other expense:
Interest expense	—	(2,816,685)	(i)	(2,816,685)
Total other expense	—	(2,816,685)		(2,816,685)
Net income	$—	$2,198,267		$2,198,267
Weighted average number of common shares outstanding:
Basic and diluted	20,000	4,739,545	(j)	4,759,545
Net income per common share:
Basic and diluted	$—			$0.46

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE CREDIT PROPERTY TRUST IV, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
September 30, 2012

Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2012

a.	Reflects the Company’s historical balance sheet as of September 30, 2012.

b.	Reflects the preliminary allocation of the $124.0 million purchase price related to the acquisition of the Property. The purchase price allocation is preliminary and is subject to change.

c.
Represents cash paid for costs incurred to complete the Property acquisition, including title, legal, accounting and other related costs, as well as the acquisition fee of approximately $2.5 million, or 2% of the purchase price, that was paid to an affiliate of the Company’s advisor, and a portion of the purchase price.

d.	Represents the Company’s related loan costs incurred on the note payable to finance the purchase of the Property.

e.	Represents the Company’s borrowings incurred on a note payable to finance the purchase of the Property. The note payable bears interest at a rate of 3.69% and matures on January 1, 2023.

f.
Represents the issuance of common shares required to generate sufficient offering proceeds to fund the purchase of the Property, as the Company had insufficient capital to acquire the Property on September 30, 2012, as reflected in the Pro Forma Condensed Consolidated Balance Sheet (Unaudited).

g.
Adjustment reflects the effect of expensing acquisition-related costs as required under generally accepted accounting principles. The amount represents costs incurred to complete the Property acquisition, including title, legal, accounting and other related costs.

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2012

a.	Reflects the Company’s historical results of operations for the nine months ended September 30, 2012.

b.	Represents the straight-line rental revenue and amortization of the acquired intangible lease assets and liabilities in accordance with the respective lease agreements of the Property.

c.	Reflects the tenant reimbursement income for the Property based on historical operating results of the Property.

d.	Reflects the property operating expenses for the Property based on historical operating results of the Property.

e.
Reflects the advisory fee, calculated based on an annual rate of 0.75% of the Company’s average invested assets, payable to an affiliate of the Company’s advisor. The advisory fee was calculated based on the purchase price of the Property.

f.
Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Building and capital improvements	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term

g.	Represents interest expense and deferred financing cost amortization associated with the borrowings on the note payable incurred to finance the acquisition of the Property.

h.
Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Property because the Company had insufficient capital to acquire the Property on January 1, 2011, as reflected in the pro forma results of operations. The calculation assumes the common shares were issued on January 1, 2011.

COLE CREDIT PROPERTY TRUST IV, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
September 30, 2012

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2011

a.	Reflects the Company’s historical results of operations for the year ended December 31, 2011.

b.
In connection with the purchase of the Property, the Company incurred $4.1 million of acquisition related transaction costs, which have been excluded from the pro forma results of operations for the year ended December 31, 2011, as these amounts represent non-recurring charges.

c.	Represents the straight-line rental revenue and amortization of the acquired intangible lease assets and liabilities in accordance with the respective lease agreements for the Property.

d.	Reflects the tenant reimbursement income for the Property based on historical operating results of the Property.
e. Reflects the general and administrative expenses for the Property based on historical operating results of the Property.

f.	Reflects the property operating expenses for the Property based on historical operating results of the Property.

g.
Reflects the advisory fee, calculated based on an annual rate of 0.75% of the Company’s average invested assets, payable to an affiliate of the Company’s advisor. The advisory fee was calculated based on the purchase price of the Property.

h.
Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Building and capital improvements	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term

i.	Represents interest expense and deferred financing cost amortization associated with the borrowings on the note payable incurred to finance the acquisition of the Property.

j.
Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Property because the Company had insufficient capital to acquire the Property on January 1, 2011, as reflected in the pro forma results of operations. The calculation assumes the common shares were issued on January 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2013	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer